UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Starent Networks, Corp.

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Cisco Systems, Inc.

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Pursuant to Rule 14a-12

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Subject Company: Starent Networks, Corp.

Commission File No.: 001-33511

The following welcome message and acquisition Q&A were posted on Cisco’s Acquisition Connection site in connection with the proposed merger between Cisco Systems, Inc. and Starent Networks, Corp.

Welcome Starent Networks Employees!

We are excited to have you join the Cisco family.

Together, Cisco and Starent Networks bring complementary technologies and capabilities designed to accelerate the transition to the rapidly growing Mobile Internet, where the network is the platform that enables service providers to launch, deliver and monetize the next generation of mobile multimedia applications and services.

Cisco’s philosophy is to grow through internal development, strategic partnerships, investments and acquisitions. For acquisitions, realizing the true value is the goal, and the degree to which we successfully combine organizations, create growth and penetrate new markets all become critical business success factors as we work to achieve that goal. We recognize that much of the value of acquisitions is in people, and our #1 focus is on you and on creating the right linkages and transitions to Cisco as we strive, together, to enable the entire Starent Networks team to excel going forward.

Integration is a core business process for Cisco and one that is founded upon open communication and trust. This website is a place for you to get the most up to date information about the integration. Information will be published as it becomes available and as we are able to do so. Should you have any questions in relation to the integration or the process, please see the contact page or send us an email.

Welcome to the Cisco Family,

-The Cisco Acquisition Integration Team

Forward-Looking Statements

The above message contains forward-looking statements that are subject to risks, uncertainties and other factors that could be deemed forward-looking statement and could cause actual results to differ materially from those referred to in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of integration plans are forward-looking statements. Risks, uncertainties and assumptions include those described in the joint press release announcing our proposed acquisition of Starent Networks and in Cisco’s SEC reports (including but not limited to its most recent Form 10-K filed with the Securities and Exchange Commission on September 11, 2009). If

any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Cisco’s results could differ materially from its expectations in these statements. These filings are available on a web site maintained by the SEC at http://www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Starent Networks will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Starent Networks. Starent Networks’ stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Starent Networks. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Starent Networks by going to Starent Networks’ Investor Relations page on its corporate website at http://ir.starentnetworks.com.

Starent Networks and its officers and directors may be deemed to be participants in the solicitation of proxies from Starent Networks’ stockholders with respect to the acquisition. Information about Starent Networks executive officers and directors and their ownership of Starent Networks common stock is set forth in the proxy statement for the Starent Networks 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Starent Networks and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Starent Networks’ stockholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on September 23, 2009, and annual report on Form 10-K filed with the SEC on September 11, 2009. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.

CAC Starent Networks

Acquisition Q&A

Q. Why is Cisco Acquiring Starent Networks?

Mobility is a strategic focus area for Cisco and the fastest growth segment for our SP customers. Cisco is acquiring Starent Networks in order to expand our presence in the mobility market while adding resources to more quickly deliver solutions for our customers. In addition, this acquisition brings new products to our portfolio — SGSN, MME — which are critical to the deployment of your 3G and 4G networks. Together, Cisco and Starent Networks intend to drive innovation during this market transition and help customers provide unique and differentiated services that drive ARPU expansion.

Q. Why did Starent Networks choose Cisco?

Cisco and Starent Networks share a common culture and vision where the power of the network transforms end-user experiences. Starent Networks was founded with a mission to enable high-value multimedia applications on mobile networks. As part of Cisco, Starent Networks will have access to a broader global scale and sales and IP technology expertise to accelerate the execution of this joint vision.

Q. Where will the Starent Networks organization fit within Cisco?

Starent Networks will become the Mobile Internet Technology Group and be part of the Service Provider Business headed by Pankaj Patel, SVP/GM. The goal is to fully integrate Starent Networks into Cisco’s functional SP organizations while retaining product leadership, customer responsiveness, and strong innovation and development capabilities.

The Sales organization will become part of the Worldwide Service Provider Group headed by Nick Adamo. This team will be combined with the SP Mobility Field organization and co-led by Kit Beall from Cisco and Pierre Kahale from Starent Networks.

Q. When will the acquisition close?

The acquisition is expected to close during the first half of CY2010; however, the close date is subject to customary closing conditions, shareholder approval, and regulatory review in the United States and potentially other jurisdictions.

Q. Will there be layoffs at Starent Networks?

Cisco acquires companies as much for the people as for the technology. Our acquisition strategy is based on growth and that requires the retention and development of the talent that is acquired. No significant restructuring is planned at this time at Cisco or Starent Networks. The current CEO of Starent Networks will be involved in any decisions after the transaction closes.

Q. Will employees have to relocate or consolidation of offices?

Until the close of the acquisition, both Cisco and Starent Networks employees will continue to work from their current locations and continue to compete against each other. As we evaluate lease expirations and space requirements in the different locations, Cisco will look at long term options that meet the needs of the business.

Forward-Looking Statements

The above Q&A contains forward-looking statements that are subject to risks, uncertainties and other factors that could be deemed forward-looking statement and could cause actual results to differ materially from those referred to in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of integration plans are forward-looking statements. Risks, uncertainties and assumptions include those described in the joint press release announcing our proposed acquisition of Starent Networks and in Cisco’s SEC reports (including but not limited to its most recent Form 10-K filed with the Securities and Exchange Commission on September 11, 2009). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Cisco’s results could differ materially from its expectations in these statements. These filings are available on a web site maintained by the SEC at http://www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Starent Networks will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Starent Networks. Starent Networks’ stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Starent Networks. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Starent Networks by going to Starent Networks’ Investor Relations page on its corporate website at http://ir.starentnetworks.com.

Starent Networks and its officers and directors may be deemed to be participants in the solicitation of proxies from Starent Networks’ stockholders with respect to the acquisition. Information about Starent Networks executive officers and directors and their ownership of Starent Networks common stock is set forth in the proxy statement for the Starent Networks 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Starent Networks and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Starent Networks’ stockholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on September 23, 2009, and annual report on Form 10-K filed with the SEC on September 11, 2009. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.